UNITED STATES
                           SECURITIES AND EXCHANGE COMMISSION
                                  WASHINGTON, DC 20549


                                      FORM 8-K

                                    CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF THE
                           SECURITIES EXCHANGE ACT OF 1934


           Date of report (Date of earliest event reported) March 12, 1998


                                TRIARC COMPANIES, INC.
                  --------------------------------------------------
                (Exact name of registrant as specified in its charter)


           DELAWARE                 1-2207                 38-0471180
           -----------------        --------------         --------------
           (State or other          (Commission            (I.R.S. Employer
           jurisdiction of          File No.)              Identification No.)
           incorporation of
           organization)


           280 Park Avenue
           New York, NY                                        10017
           ---------------------------------------         ---------------
           (Address of principal executive office)            (Zip Code)


           Registrant's telephone number, including area code:(212) 451-3000


           ---------------------------------------         -----------------
           (Former name or former address,                    (Zip Code)
            if changed since last report)


                              Page 1 of 3 Pages
                       Exhibit Index appears on Page 3


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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

        Filed herewith are certain agreements and documents entered into by or otherwise relating to the Registrant and its subsidiaries.


        (c)  Exhibits

        10.1 -- Triarc Beverage Holdings Corp. 1997 Stock Option Plan (the "TBHC Option Plan"), as currently in effect.

        10.2 -- Form of Non-Qualified Stock Option Agreement under the TBHC Option Plan.

        10.3 -- Amended and Restated Employment Agreement dated as of June 1, 1997 by and between Snapple Beverage Corp. ("Snapple"), Mistic Brands, Inc. ("Mistic") and Michael Weinstein.

        10.4 -- Amended and Restated Employment Agreement dated as of June 1, 1997 by and between Snapple, Mistic and Ernest J. Cavallo.

        10.5 -- Triarc Companies, Inc. 1997 Equity Participation Plan (the "1997 Plan"), as currently in effect.

        10.6 --       Form of Non-Incentive Stock Option Agreement under the
                      1997 Plan.

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.


                                     TRIARC COMPANIES, INC.



                                     By: Brian L. Schorr
                                     -----------------------------------------
                                     Brian L. Schorr, Executive Vice President

Dated: March 16, 1998


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                                            EXHIBIT

Exhibit
   No.                              Description                         Page No.

10.1 -- Triarc Beverage Holdings Corp. 1997 Stock Option Plan (the "TBHC Option Plan"), as currently in effect.

10.2 --        Form of Non-Qualified Stock Option Agreement under the TBHC
               Option Plan.

10.3 -- Amended and Restated Employment Agreement dated as of June 1, 1997 by and between Snapple Beverage Corp. ("Snapple"), Mistic Brands, Inc. ("Mistic") and Michael Weinstein.

10.4 -- Amended and Restated Employment Agreement dated as of June 1, 1997 by and between Snapple, Mistic and Ernest J. Cavallo.

10.5 -- Triarc Companies, Inc. 1997 Equity Participation Plan (the "1997 Plan"), as currently in effect.

10.6 --        Form of Non-Incentive Stock Option Agreement under the 1997
               Plan.



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